EXHIBIT 10.38


                        SUPPLEMENT TO SECURITY AGREEMENT
                        --------------------------------

                                 SUPPLEMENT NO. 12 (this "SUPPLEMENT") dated
                        as of February 7, 2005, to the SECURITY AGREEMENT dated as of July 29, 1999, as subsequently amended and restated, among CROSS COUNTRY HEALTHCARE, INC. (f/k/a Cross Country, Inc.), a Delaware corporation (the "BORROWER"), and CITICORP USA, INC. ("CITICORP"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Obligees (as defined herein).

         A. Reference is made to (a) the Credit Agreement dated as of July 29, 1999, as amended and restated as of December 16, 1999, March 16, 2001 and June 5, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders (as defined in Article I thereof), Citigroup Global Markets Inc., as sole bookrunner and joint lead arranger, Wachovia Securities LLC, as joint lead arranger (together with Citigroup Global Markets Inc., in such capacity, the "ARRANGERS"), Citicorp USA, Inc., as issuing bank (in such capacity, the "ISSUING BANK"), as swingline lender (in such capacity, the "SWINGLINE LENDER"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders (in such capacity the "COLLATERAL AGENT"), Wachovia Bank, National Association, as syndication agent (the "SYNDICATION Agent"), and General Electric Capital Corporation, Key Corporate Capital Inc., LaSalle Bank N.A. and SunTrust Bank, as documentation agents (the "DOCUMENTATION AGENTS") and
(b) the form of Security Agreement annexed to the Credit Agreement as Exhibit H as amended, supplemented or otherwise modified from time to time (the "SECURITY AGREEMENT").

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

         C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of the Security Agreement provides that additional Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW GRANTOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Grantor agree as follows:

                  SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the

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representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Credit Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Obligees, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "GRANTOR" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Obligees that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Grantor hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of it and a listing of any and all Intellectual Property now owned by the New Grantor and (b) the true and correct location of the chief executive office of the New Grantor is set forth under its signature hereto.

                  SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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                                                                               3

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower.

                  SECTION 8. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


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         IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                   MCVT, INC., a Delaware corporation,

                                        By   /s/ Susan Ball
                                             -----------------------------------
                                             Name:    Susan Ball
                                             Title: Assistant Secretary

                                   Address:  6551 Park of Commerce Blvd, N.W.
                                             Boca Raton, Florida 33487


                                   CITICORP USA, INC., as Collateral Agent,

                                        By   /s/ Allen Fisher
                                             -----------------------------------
                                             Name:  Allen Fisher
                                             Title: Vice President


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                                                                      SCHEDULE I
                                                            to Supplement No. 12
                                                       to the Security Agreement


                             LOCATION OF COLLATERAL
                             ----------------------

1.       Location of Collateral
         ----------------------

         6551 Park of Commerce Blvd, N.W.
         Boca Raton, Florida 33487


2.       Chief Executive Office
         ----------------------

         6551 Park of Commerce Blvd, N.W.
         Boca Raton, Florida 33487



                              INTELLECTUAL PROPERTY
                              ---------------------